UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                 Date of report
                                December 17, 2003
                        (date of earliest event reported)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                              Make Your Move, Inc.
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             (Exact name of Registrant as specified in its charter)

           Nevada                      0-31987                 33-0925319
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(State or other jurisdiction  (Commission File Number)  (IRS Employer ID Number)
   of incorporation or
    organization)


     321 Broadway Blvd., Reno, Nevada                                89502
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(Address of principal executive offices)                           (zip code)

                                 (775) 322-5567
                               ------------------
                         (Registrant's telephone number)


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     On December 17, 2003 the Registrant announced the resignation of Luther Mack Jr. as a director for the Registrant due to personal reasons.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto authorized.


Dated:  December 17, 2003                              Make Your Move, Inc.


                                               By /s/ Henry Rolling
                                               ---------------------------------
                                                      Henry Rolling, President